The Merrill Lynch Non-Qualified Deferred
                        Compensation Plan Trust Agreement


TRUST UNDER:


BARRINGER TECHNOLOGIES INC. SUPPLEMENTAL
RETIREMENT PLAN(1)

     THIS TRUST AGREEMENT, made this 15th day of November, 1999, by and between Barringer Technologies Inc. (the "Company") and Merrill Lynch Trust Company, FSB (the "Trustee");

     WHEREAS,   the  Company  has  adopted  the  Barringer   Technologies   Inc.
Supplemental Retirement Plan (hereinafter referred to as the "Plan"); and

     WHEREAS, the Company has incurred or expects to incur liability under the terms of such Plan with respect to the individuals participating in such Plan; and

     WHEREAS, the Company wishes to establish a trust (hereinafter referred to as the "Trust") and to contribute to the Trust assets that shall be held therein subject to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to the Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended; and


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(1)  This trust is intended to comply with the model grantor  trust  requirement of Revenue Procedure 92-64. While Merrill Lynch believes that this Trust Agreement complies with the Revenue Procedure it provides no assurance that modifications to the terms contained herein would not be required by the Internal Revenue Service during the review process in the event the Company were to apply for a ruling as to the tax consequences of its plan and this trust. If the Company desires to obtain such a ruling from the Internal Revenue Service, a copy of this Trust Agreement with all substituted or additional language underlined as required by the Revenue Procedure is available through your Merrill Lynch Financial Consultant.

     WHEREAS, it is the intention of the Company to make contributions to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Plan;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

Section 1. Establishment of Trust.

     (a) The Company hereby deposits with the Trustee in trust such cash and/or marketable securities, if any, listed in Appendix A, which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     (b)  The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, Part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Company. Any assets held by the Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

     (e) The Company, in its sole discretion, may at any time; or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.


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


          After a Change of Control, if the Trust assets become insufficient to pay all amounts to which participants are entitled under the Plan, as determined by the benefit determiner described in Section 2(b) (the "Benefit Determiner"), the Company shall contribute to the Trust the additional amounts necessary to fully fund the liabilities under the Plan as determined by the Benefit Determiner. A copy of any such determination by the Benefit Determiner shall be provided to the Trustee. For purposes of this Trust Agreement, the term "Change in Control" shall have the meaning assigned thereto under the Plan.

     (f) The Trustee shall not be obligated to receive such cash and/or property unless prior thereto the Trustee has agreed that such cash and/or property is acceptable to the Trustee and the Trustee has received such reconciliation, allocation, investment or other information concerning, or representation with respect to, the cash and/or property as the Trustee may require. The Trustee shall have no duty or authority to (a) require any deposits to be made under the Plan or to the Trustee; (b) compute any amount to be deposited under the Plan to the Trustee; or (c) determine whether amounts received by Trustee comply with the Plan. Assets of the Trust may, in the Trustee's discretion, be held in an account with an affiliate of the Trustee.

Section 2. Payments to Plan Participants and Beneficiaries.

     (a) With respect to each participant of the Plan, the Company (or, after a Change of Control, the Benefit Determiner) shall deliver to the Trustee a schedule (the "Payment Schedule") that (i) indicates the amounts payable in respect of the participant (and his or her beneficiaries), (ii) that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable,
          (iii) provides the form in which such amounts are to be paid (as provided for or available under the Plan), and (iv) provides the time of commencement for payment of such amounts. The Payment Schedule shall be delivered to the Trustee not more than 30 business days nor fewer than 15 business days prior to the first date on which a payment is to be made to the Plan participant. Any change to a Payment Schedule shall be delivered to the Trustee not more than 30 days nor fewer than 15 days prior to the date on which the first payment is to be made in accordance with the changed Payment Schedule. Except as otherwise


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


          provided herein, the Trustee shall make payments to Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company, it being understood among the parties hereto that (1) the Company shall on a timely basis provide the Trustee specific information as to the amount of taxes to be withheld and (2) the Company shall be obligated to receive such withheld taxes from the Trustee and properly pay and report such amounts to the appropriate taxing authorities.

     (b) Prior to a Change of Control, the entitlement of a participant in the Plan (or his or her beneficiaries) to benefits under the Plan shall be determined by the Company. On and after a Change in Control, the entitlement of a participant (or his or her beneficiaries) to benefits under the Plan shall be determined by a Benefit Determiner appointed by the Company (or his successor appointed in accordance with Section 2(e)). The Trustee shall not be responsible for any action taken pursuant to a direction, request or approval given by the Benefit Determiner which is in conformity with, the terms of this Trust Agreement and is given in writing by the Benefit Determiner and Trustee may rely on any calculation made by the Benefit Determiner in accordance with the terms of the Plan. The fees and expenses of the Benefit Determiner shall be paid by the Company.

     (c) The Company may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plan. The Company shall notify the Trustee and the Benefit Determiner of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plan, the Company shall make the balance of each payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient.


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


     (d) The Trustee shall have no responsibility to determine whether the Trust is sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the value of the Trust's assets.

     (e) In the event that the Benefit Determiner resigns or dies after a Change of Control, the Company shall designate a successor Benefit Determiner; provided, however, that any successor Benefit Determiner designated by the Company shall be independent of the Company; and provided further, however, that if the Company fails to appoint a successor Benefit Determiner within fifteen (15) days following the effective date of the Benefit Determiner's resignation or death, the Plan participants may appoint a successor Benefit Determiner. The Benefit Determiner may resign at any time upon sixty (60) days written notice to the Company.

Section 3. Trustee Responsibility Regarding Payments to the Trust Beneficiary When Company is Insolvent.

     (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if the Company is insolvent. The Company shall be considered "insolvent" for purposes of this Trust Agreement if:

          (i)  the Company is unable to pay its debts as they become due; or

          (ii) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b)  At all times  during the  continuance  of this  Trust,  as provided in
          Section 1(d) hereof the principal and income of the Trust shall be subject to claims of general creditors of the Company under federal and state law as set forth below:

          (i) The Board of Directors and the Chief Executive Officer of the Company (or, if there is no Chief Executive Officer, the highest ranking officer of the Company) shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent


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


                    and,   pending  such   determination,   the  Trustee   shall
                    discontinue payment of benefits to Plan participants or their beneficiaries.

          (ii) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

          (iii) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Plan or otherwise.

          (iv) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with
                    Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not insolvent (or is no longer insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by the Company in lieu of the payments provided for hereunder during any such period of discontinuance; provided that the Company has given the Trustee the information with respect to such payments made during the period of discontinuance prior to resumption of payments by the Trustee.


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


Section 4. Payments to Company. Except as provided in Section 3 hereof, since the Trust is irrevocable in accordance with Section 1(b) hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust assets before all payment of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plan.

Section 5. Investment Authority.

     (a) The Trustee shall invest and reinvest the principal and income of the Trust as directed by the Company (including directions that the Trustee follow Plan participants' deemed investment elections made in accordance with the terms of the Plan), which directions may be changed from time to time, all in accordance with procedures established by the Trustee. The Trustee may limit the categories of assets in which the Trust may be invested.

     (b) The Trustee may invest in securities (including stock or rights to acquire stock) or obligations issued by the Company. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with Plan participants, except that voting rights with respect to Trust assets will be exercised by the Company unless an investment adviser has been appointed pursuant to Section
          5(d) and voting authority has been delegated to such investment adviser.

     (c) The Company shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust. This right is exercised by the Company in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

     (d) The Company may appoint one or more investment managers, including any entities affiliated with the Trustee, who shall have the power to manage, acquire, or dispose of such portion of the assets of the Trust as the Company shall determine subject to the following:


          (i) An investment manager shall act in accordance with the provisions of an investment management agreement entered into between it and the


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


               Company,   an  executed  copy  of  which  investment   management
               agreement shall be filed with the Trustee;

          (ii) Each such investment manager must be registered as an investment adviser under the investment Advisers Act of 1940; and shall provide investment advice on a discretionary or nondiscretionary basis with respect to that portion of the assets of the Trust as the Company shall specify from time to time by written direction(s) to the Trustee;

          (iii) The indicia of ownership of the assets of the Trust shall be held by the Trustee at all times;

          (iv) Any entity affiliated with the Trustee may act as broker or dealer to execute transactions, including the purchase of any securities directly distributed, underwritten, or issued by an entity affiliated with the Trustee, at standard commission rates, mark-ups or concessions, and to provide other management or investment services with respect to such trust, including the custody of assets;

          (v) Any direction given to the Trustee by an investment manager shall be given in writing or given orally and confirmed in writing as soon as practicable. Alternatively, an investment manager may provide investment instructions directly to the broker or dealer and receipt by the Trustee of a confirmation of the transaction from the broker or dealer shall be conclusive evidence of such transactions. In either case, the Trustee shall have the authority within 24 hours of receipt of such direction from the investment manager or confirmation of a transaction to instruct the investment manager to rescind the transaction if the Trustee finds that the investment is inconsistent with its operational or administrative requirements; and

          (vi) The Trustee may pay any such investment manager for any such services from the assets at the Trust without reduction for any fees or compensation paid to the Trustee for its services as trustee.

                    Notwithstanding any other provision of the Agreement, with respect to the


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                    investment  of  the  assets  of  the  Trust  managed  by  an investment manager, the Trustee shall have only the duty to follow the directions of the investment manager and the Trustee shall not be liable to anyone:

                    (1) for an act or omission of the investment manager with respect to the investment of such assets;

                    (2)  for failing to act with  respect to the  investment  of
                         such  assets  absent   direction  from  the  investment
                         manager; or

                    (3) for failing to invest, periodically review or otherwise deal with the investment of such assets.

                    In the event the  Company is  "insolvent"  for  purposes  of
                    Section 3 of this Trust Agreement and the Company fails to provide effective investment instructions to the Trustee as provided in Section 5(a) of this Trust Agreement, the Trustee may appoint one or more investment advisers who are registered as investment advisers under the Investment Advisers Act of 1940, who may be affiliates of Trustee, to provide investment advice on a discretionary or non-discretionary basis with respect to all or a specified portion of the assets of the Trust.

     (e) Subject to Section 5(a), Trustee, or the Trustee's designee, is authorized and empowered:


          (i) To invest and reinvest Trust assets, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by the Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of the Trustee), guaranteed investment contracts, bank investment contracts, other securities, policies of life insurance, annuity contracts, options, options to buy or sell securities or other assets, and all other property of any type (personal, real or mixed, and tangible or intangible);


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          (ii)      To  deposit  or invest  all or any part of the assets of the
                    Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including the Trustee or any of its affiliates, provided with respect to such deposits with the Trustee or an affiliate the deposits bear a reasonable interest rate;

          (iii) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;

          (iv) To hold in cash, without liability for interest, such portion of the Trust as is pending investments, or payment of expenses, or the distribution of benefits;

          (v) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

          (vi) To settle, compromise or abandon all claims and demands in favor of the or against the Trust;

          (vii) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which the Trustee is incorporated as set forth above, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

          (viii) To borrow money from any source and execute promissory notes, mortgages or other obligations and pledge or mortgage any Trust assets as security; and


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


          (ix) To maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, including any, firm that is an affiliate of the Trustee.

Section 6. Additional Powers of the Trustee. To the extent necessary or which it deems appropriate to implement its powers under Section 5 or otherwise to fulfill any of its duties and responsibilities as Trustee of the Trust, the Trustee shall have the following additional powers and authority:

     (a) To register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

     (b) To designate and engage the services of, and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as the Trustee considers necessary or appropriate, any of whom may be an affiliate of the Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under the Trust Agreement, to pay their reasonable expenses and compensation;

     (c) To make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and

     (d) Generally to do all other acts that the Trustee deems necessary or appropriate for the protection of the Trust.

Section 7. Disposition of Income. During the term of this Trust, all income received, by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 8. Accounting by Trustee. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made


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


     including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation as the case may be. The Trustee may satisfy its obligation under this Section 8 by rendering to the Company monthly statements setting forth the information required by this Section separately for the month covered by the statement.

     Upon a change of control, all written accounts or statements provided to the Company shall also be provided to the Benefit Determiner at an address provided to the Trustee by the Benefit Determiner.

Section 9. Responsibility of Trustee.

     (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company or in such other manner prescribed by the Trustee. The Trustee shall also incur no liability to any person for any failure to act in the absence of direction, request or approval from the Company which is contemplated by, and in conformity with, the terms of this Trust. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) The Company hereby indemnifies the Trustee and each of its affiliates (collectively, the "Indemnified Parties") against, and shall hold them harmless


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


          from, any and all loss, claims, liability, and expense, including reasonable attorneys' fees, imposed upon or incurred by any Indemnified Party as a result of any acts taken, or any failure to act in accordance with the directions from the Company or any designee of the Company or by reason of the Indemnified Party's good faith execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust, the Company's obligations in the foregoing regard to be satisfied promptly by the Company, provided that in the event the loss, claim, liability or expense involved is determined by a no longer appealable final judgment entered in a lawsuit or proceeding to have resulted from the gross negligence or willful misconduct of the Trustee, the Trustee shall promptly on request thereafter return to the Company any amount previously received by the Trustee under this Section with respect to such loss, claim, liability or expense. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust without direction from the Company.

     (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

     (d) The Trustee may hire agents, accountants, actuaries, investment advisers, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (e) The Trustee shall have, without exclusion, all powers conferred on the Trustee by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (f) However, notwithstanding the provisions of Section 9(e) above, the Trustee may loan to the Company the proceeds of any borrowing against an insurance policy held as an asset of the Trust.

     (g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of
          Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

     (h) The Trustee hereby indemnifies the Company and shall hold the Company harmless from, any and all loss, claims liability and expense, including reasonable attorney's fees, asserted against the Company by a non-party to this Agreement, to the extent that such claim, loss, liability or expense directly results from the negligence or willful misconduct of the Indemnified Parties in the performance of its services under this Agreement.

Section 10. Compensation and Expenses of the Trustee. The Trustee is authorized, unless otherwise agreed by the Trustee, to withdraw from the Trust without direction from Company, the amount of its fees in accordance with the fee schedule agreed to by the Company and the Trustee. The Company shall pay all administrative expenses, but if not so paid, the expenses shall be paid from the Trust.

Section 11. Resignation and Removal of Trustee.

     (a) The Trustee may resign at any time by written notice to the Company, which shall be effective thirty (30) days after receipt of such notice unless the Company and the Trustee agree otherwise.

     (b) The Trustee may be removed by the Company upon thirty (30) days notice or upon shorter notice accepted by the Trustee; provided, however, that the Company may not remove the Trustee at any time following a Change in Control (as defined in the Plan) without the written consent of a majority of Plan participants.

     (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice of resignation, removal or transfer, unless the Company extends the time limit, provided that the Trustee is provided assurance by the Company satisfactory to the Trustee that all fees and expenses reasonably anticipated will be paid.

     (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, by the effective date of the resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

     (e) Upon settlement of the account and transfer of the Trust assets to the successor Trustee, all rights and privileges under the Trust Agreement shall vest in the successor Trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereof shall terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor Trustee.

Section 12. Appointment of Successor.

     (a) If the Trustee resigns (or is removed) in accordance with Section 11(a) or (b) hereof, the Company may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal; provided, however, that following a Change in Control (as defined in the Plan), the Company may not appoint a successor trustee without the consent of a majority of participants of the Plan. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Company or the successor Trustee to evidence the transfer.


     (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsib1e for and the Company shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor Trustee.

Section 13. Amendment or Termination.

     (a) This Trust may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan, make the Trust revocable, since the Trust is irrevocable in accordance with Section 1(b) hereof, or otherwise impair any of the rights of participants and beneficiaries under the Plan or this Agreement. In addition, notwithstanding anything herein to the contrary, the Agreement may not be amended following a Change in Control (as defined in the Plan) unless a majority of Plan participants consent to such amendment or termination.

     (b) This Trust shall not terminate until the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plan. Upon termination of this Trust any assets remaining in this Trust shall be returned to the Company.

     (c) This Agreement may be terminated by the Company if a majority of Plan participants consent to such termination.

     (d) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plan, the Company may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Company.

Section 14. Miscellaneous.

     (a) Any provision of this Trust prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (b) Benefits payable to Plan participants and their beneficiaries under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (c) This Trust shall be governed by and construed in accordance with the laws of the State of New Jersey.

     (d) The provisions of Sections 2(d), 3(b)(3), 9(b) and 15 of this Agreement shall survive termination of this Agreement.

     (e) The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the Plan or any other documents shall affect such rights, responsibi1ities, obligations and liabilities. If there is a conflict between provisions of the Plan and this Trust Agreement with respect to any subject involving the Trustee, including but not limited to the responsibility, authority or powers of the Trustee, the provisions of this Trust Agreement shall be controlling.

Section 15. Arbitration.

     (a)  Arbitration is final and binding on the parties.

     (b) The parties waive their right to seek remedies in court, including the right to jury trial.

     (c) Pre-arbitration discovery is generally more limited than and different from court proceedings.

     (d) The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited.

     (e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

          Company agrees that all controversies which may arise between Company and either or both the Trustee and its affiliate Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") in connection with the Trust, including, but not limited to, those involving any transactions, or the construction, performance, or breach of this or any other agreement between Company and either or both the Trustee and MLPF&S, whether entered into prior, on, or subsequent to the date hereof, shall be determined by arbitration. Any arbitration under this Agreement shall be conducted only before the New York Stock Exchange, Inc., the American Stock Exchange, Inc., or arbitration facility provided by any other exchange of which MLPF&S is a member, the National Association of Securities Dealers, Inc., or the Municipal Securities Rulemaking Board, and in accordance with its arbitration rules then in force. Company may elect in the first instance whether arbitration shall be conducted before the New York Stock Exchange, Inc., the American Stock Exchange, Inc., other exchange of which MLPF&S is a member, the National Association of Securities Dealers, Inc., or the Municipal Securities Rulemaking Board, but if the Company fails to make such election, by registered letter or telegram addressed to Merrill Lynch Trust Company, Employee Benefit Trust Operations, P.O. Box 30532, New Brunswick, New Jersey 08989-0532, before the expiration of five days after receipt of a written request from MLPF&S and/or the Trustee to make such election then MLPF&S and/or the Trustee may make such election. Judgment upon the award of arbitrators may be entered in any court, state or federal, having jurisdiction. No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; who is a member of putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until:

          (i)   the class certification is denied;

          (ii)  the class is decertified; or

          (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

Section 16. Effective Date. The effective date of this Trust shall be as first above written.

     IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement each by action of a duly authorized person.

     By signing this Agreement, the undersigned Company acknowledges (1) that, in accordance with Section 15 of this Agreement, the Company is agreeing in advance to arbitrate any controversies which may arise with either or both the Trustee or MLPF&S and (2) receipt of a copy of this Agreement.


BARRINGER TECHNOLOGIES INC.


By: /s/ Richard S Rosenfeld
   ----------------------------
(Signature)


Name/Title: Richard S Rosenfeld
           --------------------
            Vice Pres - Finance
            Chief Financial Officer


MERRILL LYNCH TRUST COMPANY, FSB


By: Melanie Madeira
   ----------------------------
(Signature)


Name/Title:   Melanie Maderia
           New Account Trust Officer
           --------------------









                                 "Company Copy"